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                                                                   EXHIBIT 10.4


                                   COMMERCIAL LEASE


               LANDLORD: STEPHEN L. FRAZIER AND SALLY L. FRAZIER  TRUST
                                 TENANT; REGENCY BANK
                   PROPERTY: 126 NORTH D STREET, MADERA, CALIFORNIA


                                       PREAMBLE

This lease is made and entered into on May 13, 1996, by and between STEPHEN L. FRAZIER AND SALLY L. FRAZIER TRUST ("Landlord"), and REGENCY BANK, a California corporation ("Tenant").

    Landlord, for and in consideration of the rent to be paid by Tenant and of the covenants and provisions to be kept and performed by Tenant under this lease, hereby leases to Tenant, and Tenant agrees to lease from Landlord, the real property commonly known as 126 North D Street, Madera, California, and legally described on Exhibit "A" attached hereto ("the Property"), together with the freestanding single-story building ("the Building") and paved parking (collectively referred to as "the Improvements") located on the Property. The term "Premises" as used in this lease shall mean both the Property and the Improvements.

                               ARTICLE 1. TERM OF LEASE

                                    ORIGINAL TERM

    Section 1.01. This lease shall be for a term of three (3) years, commencing at 12:01 A.M. on the date on which Tenant takes possession of the Premises, or July 9, 1996, whichever first occurs ("Commencement Date"), and ending at 12:01 A.M. on the date which is exactly three (3) years from the Commencement Date ("Original Term"), unless terminated earlier pursuant to the provisions of this lease.

                             CONTINGENCY OF FDIC APPROVAL

    Section 1.02. Except as stated in Section 1.03, below, the rights and obligations of the Tenant under this lease are contingent upon the approval of this lease by the Federal Deposit Insurance Corporation (FDIC).

                         NONCONTINGENT OBLIGATIONS OF TENANT

    Section 1.03. Whether or not the Tenant obtains FDIC approval of this lease, in consideration of the Landlord allowing up to one hundred twenty (120) days from March 11, 1996 (July 9, 1996) for Tenant to obtain the approval of this lease by the


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FDIC, Tenant unconditionally agrees to pay to Landlord the sum of $1,500.00 per month, commencing May 10, 1996, and continuing through July 8, 1996, and the sum of $2,091.75 per month, thereafter, commencing July 9, 1996. Tenant shall not take possession of the Premises until the approval of FDIC is first obtained. The taking of possession of the Premises by the Tenant shall be deemed to be presumptive evidence as between the parties to this lease that FDIC approval of this lease has been obtained by Tenant, thereby removing any contingency to this lease as stated in Section 1.02, above. The obligation of the Tenant to make payments to Landlord pursuant to this Section shall cease thirty (30) days after written notice is received by Landlord from Tenant of the failure of Tenant to have obtained the approval of this lease from FDIC. Any payments due under this Section shall be prorated as of the end of the thirty (30) day period following the receipt by Landlord of such written notice. If Tenant has not taken possession of the Premises on or before July 9, 1996, Landlord may terminate this lease upon thirty (30) day written notice being received by Tenant from Landlord that unless Tenant takes possession of the Premises, and thereby removes the contingency created by this Section, before the expiration of said thirty (30) day period, this lease, and all of the rights and obligations of the parties under this lease, except the obligation of the Tenant to make payments pursuant to this Section, shall terminate at the conclusion of said thirty
(30) day period.

                                    EXTENDED TERM

    Section 1.04. In the event Tenant is not then in default under this lease, Tenant shall have the option and right to extend the Original Term of this lease for one period of three (3) years, commencing on expiration of the original Term. If Tenant elects to extend the term of this lease, Tenant must give Landlord written notice of Tenant's election to extend at least ninety (90) days before expiration of the Original Term. During the Extended Term of this lease, if any, Landlord and Tenant shall be bound by all of the obligations, covenants, and agreements of this lease except that Tenant shall have no right to further extend the term of this lease beyond or after expiration of the one three-year period granted under this section. References throughout this lease to "the term of this lease" shall include both the Original Term and the Extended Term, if any, unless otherwise indicated.

                                     HOLDING OVER

    Section 1.05. In the event Tenant holds over and continues in possession of the Premises after expiration of the original Term (when Tenant has not validly exercised its option to extend the term of the lease in accordance with Section 1.04) or after expiration of the Extended Term (when Tenant has validly exercised its option to extend the term of the lease in accordance with Section 1.04),


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 Tenant's continued occupancy of the Premises shall be considered a month-to-
month tenancy subject to all the terms and conditions of this lease, with the amount of rent payable for each month during the month-to-month tenancy being the same as that stated for the Extended Term, as provided in Section 2.01, below.

                      LANDLORD'S INABILITY TO DELIVER POSSESSION

    Section 1.06. If Landlord is for any reason unable to deliver possession of the Premises to Tenant on the Commencement Date set forth in Section 1.01 of this lease, this lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from failure to deliver possession to Tenant so long as Landlord has exercised, and continues to exercise, reasonable diligence to deliver possession of the Premises to Tenant. No rent shall, however, accrue or become due from Tenant to Landlord under this lease until the actual physical possession of the Premises is delivered, or the right to actual unrestricted physical possession of the Premises under this lease is tendered by Landlord to Tenant. Furthermore, the term of this lease shall not be extended by Landlord's inability to deliver possession of the Premises to Tenant on the Commencement Date set forth in Section 1.01.

                        TERMINATION FOR FAILURE OF POSSESSION

Section 1.07. Notwithstanding any provision of Section 1.06 of this lease, if Landlord for any reason fails to deliver actual physical possession of the Premises, or fails to tender actual unrestricted physical possession of the Premises under this lease, to Tenant within ten (10) days after the date specified in Section 1.01 of this lease for commencement of the term of this lease, Tenant may terminate this lease by giving Landlord written notice of its election to do so. In the event Tenant elects to so terminate this lease, this lease shall become null and void as of the date Tenant delivers its written notice of termination to Landlord, and thereafter neither party to this lease shall be under any further obligation or liability to the other because of this lease and Landlord shall return to Tenant any consideration received from Tenant pursuant to or for execution of this lease, including any rents paid. If Tenant elects to terminate this lease in accordance with the provisions of this section, it shall give written notice of its election to terminate to Landlord not later than five (5) days after the date specified in Section 1.01 of this lease for commencement of the term of this lease.


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                                   ARTICLE 2. RENT

                                         RENT

    Section 2.01. Tenant agrees to pay to Landlord a fixed rental for the use and occupancy of the Premises (the "Rent"). The amount of Rent payable for each month during the original Term shall be $2,091.75, and the amount of Rent payable for each month during the Extended Term, if any, shall be $2,510.10. The Rent shall be payable on the first day of each and every month commencing on the first day of the month after the Tenant takes possession of the premises (the "Rent Commencement Date"), at the office of Landlord at 413 Mainberry, Madera, California 93637, or at any other place or places as Landlord may from time to time designate by written notice delivered to Tenant. Rent for partial calendar months occurring at the commencement and termination of the term of this lease shall be prorated accordingly.

                                    EASIS FOR RENT

    Section 2.02. The amount of Rent stated in Section 2.01, above, as to both the Original Term and the Extended Term, is independent of any number used to represent the square feet contained in the Building located on Premises or any price per square foot for said Building. The amount of Rent as stated in
Section 2.01, above, is agreed upon between the parties with respect to the Property and Improvements "as is." Tenant acknowledges that it has inspected the Premises, that it has had an opportunity to measure the square feet contained in the Building located on the Premises, and that it is satisfied that the Rent as stated in Section 2.01, above, is appropriate for the Premises "as is." Landlord makes no representation as to the accuracy of any measurement of the Building located on the premises and no adjustment of Rent shall occur as the result of any subsequent measurement of the Building located on the Premises.

                              ARTICLE 3. USE OF PREMISES

                                    PERMITTED USE

    Section 3.01. During the term of this lease (including the Original Term and the Extended Term, if any), the Premises shall be used for the exclusive purpose of operating and conducting a banking business, for uses normally incident to that purpose, and for any use not in violation of the banking and financial laws and regulations. Tenant shall not use or permit the Premises to be used for any other purpose, without the prior written consent of Landlord, which consent shall not unreasonably be withheld. In conducting the business specified in this section in and on the Premises, Tenant shall sell any merchandise and render any services that are customarily sold and rendered by the operators of businesses of the same type in the state of California.




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                                  INSURANCE HAZARDS

    Section 3.02. Tenant shall not commit or permit the commission of any acts on the Premises nor use or permit the use of the Premises in any manner that will increase the existing rates for or cause the cancellation of any fire, liability, or other insurance policy insuring the Premises or the improvements on the Premises. Tenant shall, at its own cost and expense, comply with any and all requirements of Landlord's and Tenant's insurance carriers necessary for the continued maintenance at reasonable rates of fire and liability insurance policies on the Premises and the improvements on the Premises.

                                  WASTE OR NUISANCE

    Section 3.03. Tenant shall not commit or permit the commission by others of any waste on the Premises; Tenant shall not maintain, commit, or permit the maintenance or commission of any nuisance as defined in Civil Code Section 3479 on the Premises; and Tenant shall not use or permit the use of the Premises for any unlawful purpose.

                                 COMPLIANCE WITH LAWS

    Section 3.04. Tenant shall at Tenant's own cost and expense comply with all statutes, ordinances, regulations, and requirements of all governmental entities, both federal and state and county or municipal, including those requiring capital improvements to the Premises, relating to Tenant's use and occupancy of the Premises, whether those statutes, ordinances, regulations, and requirements are now in force or are subsequently enacted. The judgment of any court of competent jurisdiction, or the admission by Tenant in a proceeding brought against Tenant by any government entity, that Tenant has violated any such statute, ordinance, regulation, or requirement shall be conclusive as between Landlord and Tenant and shall constitute grounds for termination of this lease by Landlord.

                            ARTICLE 4. TAXES AND UTILITIES

                                      UTILITIES

    Section 4.01. Tenant shall pay, and hold Landlord and the property of Landlord free and harmless from, all charges for the furnishing of gas, water, sewer, electricity, telephone service, garbage pickup and disposal, and other public utilities to the Premises during the term of this lease. All such charges shall be paid by Tenant directly to the provider of the service and shall be paid as they become due and payable but in any event before delinquency.


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                               PERSONAL PROPERTY TAXES

    Section 4.02. Tenant shall pay before they become delinquent all taxes, assessments, and other charges levied or imposed by any governmental entity on the furniture, trade fixtures, appliances, and other personal property placed by Tenant in, on, or about the Premises including, without limiting the generality of the other terms used in this section, any shelves, counters, vaults, vault doors, wall safes, partitions, fixtures, machinery, plant equipment, office equipment, television or radio antennas, and communication equipment brought on the Premises by Tenant.


                         REAL PROPERTY TAXES AND ASSESSMENTS

    Section 4.03. (a) In addition to the rent specified in Section 2.01 of this lease, Tenant shall pay all real property taxes and general and special assessments levied or assessed against the Leased Premises during the term of this lease.

    (b) Tenant's obligation to pay all real property taxes and general and special assessments on the Leased Premises shall also include the obligation to pay any increases in real property taxes and general and special assessments, whether the increase results from an increase in the property tax rate and/or increase in the valuation of the Leased Premises. However, Tenant shall not be obligated during the original Term of this lease to pay any increase in real property taxes and assessments, resulting from a sale of the property by Landlord, which taxes and assessments are higher than the amount of real property taxes and assessments which are assessed against the property as of the date of the execution of this lease. For the purpose of this paragraph, any retroactive reduction or increase in the real property taxes and assessments on the property shall not affect the amount of such taxes and assessments which existed at the time of the execution of this lease.

    (c) The taxes and assessments levied against the Leased Premises during the first and last years of the term of this lease shall be prorated between Landlord and Tenant for purposes of this section as of 12:01 A.M. on date of commencement and termination respectively of this lease.

    (d) If any tax, assessment, or charge may be paid in one sum or in installments, Tenant may elect either method of payment and its election shall be binding on Landlord. If tenant makes the election to pay any tax, assessment, or charge in installments and any installment is payable after termination of this lease, the unpaid installment shall be prorated as of the date of termination and the amount payable after the date of termination shall be paid by Landlord.



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(e) Tenant shall not be required to pay any estate, gift, inheritance, succession, transfer, franchise, income, or other taxes of a similar nature that may be payable by Landlord or Landlord's legal representative, successors, or assigns. Tenant also shall not be required to pay any tax that might become due on account of Landlord's ownership of property other than the Leased Property, notwithstanding that tax may become a lien on the Leased Property or be collectible from it.

                                RIGHT TO CONTEST TAXES

    Section 4.04. Tenant shall have the right, at Tenant's sole cost and expense, to protest or contest in good faith the amount of any tax or assessment or to defer payment of the tax or assessment until final determination of the issue. On final determination, Tenant shall immediately pay the amount of the judgment rendered and all costs, charges, interest, and related penalties. The right granted to Tenant in this Section is conditioned on the following:

    Before any contest, Tenant shall deposit with Landlord the full amount of the tax or assessment, plus the amount of penalty that will be imposed on the Leased Premises for failure to pay the tax or assessment before it became delinquent, and one year's interest at the rate charged by the government entity imposing the tax or assessment on the amount of the tax or assessment.

                          ARTICLE 5. ALTERATIONS AND REPAIRS

                                CONDITION OF PREMISES

    Section 5.01. Tenant accepts the Premises, as well as the Improvements located on the Premises, except for latent defects within the Premises which would substantially effect the ability of Tenant to operate its business as a bank and which would exceed the cost of $1,500.00 to Tenant to repair, in their present condition and stipulates with Landlord that the Premises and Improvements are in good, clean, safe, and tenantable condition as of the date of this lease. Tenant further agrees with and represents to Landlord that the Premises have been inspected by Tenant, that it has received assurances acceptable to Tenant by means independent of Landlord or any agent of Landlord of the truth of all facts material to this lease, and that the Premises are being leased by Tenant as a result of its own inspection and investigation and not as a result of any representations made by Landlord or any agent of Landlord except those expressly set forth in this lease.

                               MAINTENANCE BY LANDLORD

Section 5.02. Tenant shall be solely responsible and liable for the payment of the cost and expense of repairs or replacement of the heating and cooling units of the Building up to the first $1,500.00


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per year of the total cost and expense to repair or replace both such units.
Landlord shall, at its own cost and expense, repair or replace the heating and cooling units of the Building after the Tenant has expended the first $1,500.00 per year to repair or replace both such units. Tenant shall be solely responsible and liable for the payment of the cost and expense of repairs or replacement of all plumbing systems connected with the Building and all electrical systems and components within the walls of the Building up to the first $1,500.00 per year of the total cost and expense to repair or replace both such systems. Landlord shall, at its own cost and expense, repair or replace all plumbing systems connected with the building and all electrical systems and components within the walls of the Building after the Tenant has expended the first $1,500.00 per year to repair or replace both such systems. For the purposes of this paragraph, "year" shall mean the one year period beginning on the Commencement Date of the Original Term, as defined in Section 1.01 of this lease, and each one year period thereafter. Landlord shall maintain, repair or replace the roof of the Building.

    Landlord shall not be liable for any damages to Tenant or the property of Tenant resulting from Landlord's failure to make any repairs required by this section unless written notice of the need for those repairs has been given to Landlord by Tenant and Landlord has failed for a period of thirty (30) days after receipt of the notice, unless prevented by causes not the fault of the Landlord, to make the needed repairs. Notwithstanding anything in this section to the contrary, Tenant shall promptly reimburse Landlord for the full cost of any repairs made pursuant to this section required because of the negligence or other fault, other than normal and proper use, of Tenant or its employees or agents or subtenants, if any.

    Landlord and its agents shall have the right to enter the Premises at all reasonable times during business hours of the Tenant and upon forty-eight (48) hours advance notice to the Tenant (and at any time during an emergency) for the purpose of inspecting them or to make any repairs required to be made by Landlord under this lease.

                                IMPROVEMENTS BY TENANT

    Section 5.03. Tenant shall, at its own cost and expense, make improvements to the Premises and the Building, specifically including landscaping (e.g., grass, bushes, etc.), parking lot renovation (e.g., resealing, etc.), exterior paint to the Building and exterior lighting, and replacement of interior carpeting, drapes, wallpaper and linoleum.


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                                MAINTENANCE BY TENANT

    Section 5.04. Except as otherwise expressly provided in Section 5.02 of this lease, Tenant shall at its own cost and expense keep and maintain all portions of the Premises and all Improvements located on the Premises in good order and repair and in as safe and clean a condition as they were when received by Tenant from Landlord, reasonable wear and tear excepted. Tenant's obligation to repair shall specifically include necessary repairs to the heating, ventilation, air conditioning, and sewer systems, interior walls, floor coverings, ceilings, painting and maintenance of exterior walls, the interior and exterior portions of all doors, paved driveways and parking areas, and landscaping for the Premises.

                              MAINTENANCE OF PLATE GLASS

    Section 5.05. Tenant shall, at its own cost and expense, repair and replace any plate glass in any window on the Premises that is broken regardless of any cause, except by fault of Landlord, or by fault of some employee or agent of Landlord. Furthermore, Tenant shall at Tenant's own cost and expense at all times during the term of this lease carry adequate insurance on the glass in all windows on the Premises to perform the repair and replacement requirements of this section. Should Tenant fail to repair or replace any glass broken in a window or fail to maintain adequate plate glass insurance on the glass in windows on the Premises, Landlord may replace or repair the broken glass or secure that insurance and Tenant shall promptly reimburse Landlord for the cost of the repair, replacement, or insurance. In addition, Tenant shall pay Landlord interest on those costs at the rate of ten percent (10%) per year from the date the costs were incurred by Landlord to the date they are reimbursed to Landlord by Tenant.

                                ALTERATIONS AND LIENS

    Section 5.06. Tenant shall not make or permit any other person to make any alterations to the Premises or to any Improvements on the Premises without the prior written consent of Landlord. Landlord shall not unreasonably withhold this consent. Tenant shall keep the premises free and clear from any and all liens, claims, and demands for work performed, materials furnished, or operations conducted on the Premises at the instance or request of Tenant. Furthermore, any and all alterations, additions, improvements, and fixtures, except furniture and trade fixtures, made or placed in or on the Premises by Tenant or any other person shall on expiration or earlier termination of this lease, become the property of Landlord and remain on the Premises. Landlord shall have the option, however, on expiration or termination of this lease, of requiring Tenant, at Tenant's sole cost and expense, to remove any or all such alterations, additions, improvements, or fixtures from the Premises.


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                                INSPECTION BY LANDLORD

    Section 5.07. Tenant shall permit Landlord or Landlord's agents, representatives, or employees to enter the Premises during business hours of the Tenant and upon forty-eight (48) hours advance notice to the Tenant for the purpose of inspecting the Premises to determine whether Tenant is complying with the terms of this lease, for the purpose of doing other lawful acts that may be necessary to protect Landlord's interest in the Premises, or for the purpose of performing Landlord's duties under this lease.

                                SURRENDER OF PREMISES

    Section 5.08. On expiration or earlier termination of this lease, Tenant shall promptly surrender and deliver the Premises to Landlord in as good condition as they are now at the date of this lease, excluding reasonable wear and tear, and repairs required to be made by Landlord under this lease.

                          ARTICLE 6. INDEMNITY AND INSURANCE

                                 HOLD-HARMLESS CLAUSE

    Section 6.01. Tenant agrees to protect, indemnify, and save Landlord harmless from and against any all liability to third parties resulting from Tenant's occupation and use of the Premises, specifically including, without limitation, any claim, liability, loss, or damage arising by reason of:

(a) The death or injury of any person or persons, including Tenant or any person who is an employee or agent of Tenant, or by reason of the damage to or destruction of any property, including property owned by Tenant or any person who is an employee or agent of Tenant, and caused or allegedly caused by either the condition of the Premises, or some act or omission of Tenant or of some agent, contractor, employee, servant, subtenant, or concessionaire of Tenant on the Premises;

(b) Any work performed on the Premises or materials furnished to the Premises at the instance or request of Tenant or any agent or employee of Tenant; and

(c) Tenant's failure to perform any provision of this lease or to comply with any requirement of law or any requirement imposed on Landlord or the leased premises by any duly authorized governmental agency or political subdivision.


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                    PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE

    Section 6.02. Tenant shall, at its own cost and expense, procure and maintain during the entire term of this lease public liability insurance and property damage insurance issued by an insurance company reasonably satisfactory to Landlord and insuring Landlord against loss or liability caused by or connected with Tenant's occupation and use of the Premises under this lease in amounts not less than:

    (a) $300,000.00 for injury to or death of one person and, subject to that limitation for the injury or death of one person,, of not less than $1,000,000.00 for injury to or death of two or more persons as a result of any one accident or incident; and

    (b) $100,000.00 for damage to or destruction of any property of others.

    The insurance required under this section shall be issued by a responsible insurance company or companies authorized to do business in California and shall be in a form reasonably satisfactory to Landlord. Tenant shall within thirty
(30) days of the date of this lease, deposit with Landlord a certificate showing that insurance to be in full force and effect.

                              TENANT'S PERSONAL PROPERTY

    Section 6.03. Tenant shall, during the full term of this lease and any renewals or extensions thereof, maintain at Tenant's own cost and expense an insurance policy issued by a reputable company authorized to conduct insurance business in California insuring for their full insurable value all fixtures and equipment and, to the extent possible, all merchandise that is, at any time during the term of this lease, in or on the Premises against damage or destruction by fire, theft, or the elements.

                         FIRE AND EXTENDED COVERAGE INSURANCE

    Section 6.04. Tenant shall, during the term of this lease, procure, carry, and pay for fire and extended coverage insurance, insuring the Building and other Improvements on the Premises for at least one hundred percent (100%) of their full replacement value. The policy shall name Landlord as an additional insured and shall be issued by a responsible insurance company authorized to do business in California. The term "extended coverage" as used herein shall mean any casualties that are commonly included under the term "extended coverage" AS that term is known and used in the casualty insurance business.


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                              CANCELLATION REQUIREMENTS

Section 6.05. Each of the insurance policies shall be in a form reasonably satisfactory to Landlord and shall carry an endorsement that, before changing or canceling any policy, the issuing insurance company shall give Landlord at least 30 days' prior written notice. Duplicate originals or certificates of all such insurance policies shall be delivered to Landlord.

                         ARTICLE 7. SIGNS AND TRADE FIXTURES

                      INSTALLATION AND REMOVAL OF TRADE FIXTURES

    Section 7.01. Tenant shall have the right at any time and from time to time during the term of this lease, at Tenant's sole cost and expense, to install and affix in, to, or on the Premises any items, herein called "trade fixtures," for use in Tenant's trade or business that Tenant may, in Tenant's sole discretion, deem advisable. Any and all trade fixtures that can be removed without structural damage to the Premises or any building or improvements on the Premises shall, subject to Section 7.02 of this lease, remain the property of the Tenant and may be removed by Tenant at any time before the expiration or earlier termination of this lease, provided Tenant repairs any damage caused by the removal.

                               UNREMOVED TRADE FIXTURES

    Section 7.02. Any trade fixtures described in this Article that are not removed from the Premises by Tenant within thirty (30) days after the expiration or earlier termination regardless of cause, of this lease shall be deemed abandoned by Tenant and shall automatically become the property of Landlord as owner of the real property to which they are affixed.

                                        SIGNS

Section 7.03. Tenant may erect, maintain, permit, and from time to time remove any signs in or about the Premises that Tenant may deem necessary or desirable, provided that any signs erected or maintained by Tenant shall comply with all requirements of any governmental authority with jurisdiction.

                          ARTICLE 8. DESTRUCTION OF PREMISES

                            LANDLORD'S OBLIGATION TO REPAIR

    Section 8.01. Except as otherwise provided in Section 8.02 below, if at any time during the original Term of this lease or any Extended Term, the Building on the Premises is damaged or destroyed by any cause, Landlord shall promptly repair, rebuild, or restore the Building to substantially the same condition as the Building was delivered to Tenant at the commencement of this lease (i.e., exclusive of tenant fixtures and equipment) and shall be entitled for that purpose to


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any and all insurance proceeds.  Landlord shall commence repair, restoration, or rebuilding, as appropriate, not later than sixty (60) days after occurrence of the event causing damage or destruction and shall cause construction to be completed not later than one hundred eighty (180) days after the occurrence of the event causing damage or destruction. In the event Landlord does not commence or complete construction within the time periods described in this section, Tenant shall have the right to terminate this lease by giving Landlord written notice within ten (10) days after expiration of either time period.

                         LANDLORD'S RIGHT TO TERMINATE LEASE

    Section 8.02. Notwithstanding Section 8.01, Landlord shall have the right to terminate this lease and shall have no obligation to repair, restore, or rebuild the Premises or the Building under any of the following circumstances:

    (a) Damage or destruction from an insured casualty when the damage or destruction cannot reasonably be repaired, restored, or rebuilt within a period of one hundred eighty (180) days;

    (b) Damage or destruction from an uninsured casualty when the cost of repair, restoration, or rebuilding exceeds a total of forty-five percent (45%) of the then replacement cost of the Building;

    (c) Damage or destruction from an insured or uninsured casualty occurring during the last year of the Original Term of this lease, if Tenant has not before occurrence of the casualty elected to extend the Original Term of the lease, or occurring at any time during the Extended Term, if any, of this lease.

    If Landlord elects to terminate this lease under any of the above circumstances, Landlord shall give written notice to Tenant not later than thirty (30) days after occurrence of the casualty.

                                  ABATEMENT OF RENT

    Section 8.03. If damage or destruction to the Premises reasonably affects the ability of Tenant to operate its business as a bank, and Tenant in fact ceases to operate its business, the rent required under this lease shall abate during the period in which Landlord is required to perform repairs or restoration, or to rebuild. Tenant shall also be excused from the payment of taxes and insurance attributable to that repair, restoration, or rebuilding period. In the event Tenant is able to continue partial operation of its business, Tenant shall continue to pay the monthly rent provided for under this lease.


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                               ARTICLE 9. CONDEMNATION

                                  TOTAL CONDEMNATION

    Section 9.01. If, at any time during the term of this lease, title and possession of all of the Premises is taken under the power of eminent domain by any public or quasi-public agency or entity, this lease shall terminate as of 12:01 A.M. of the date actual physical possession of the Premises is taken by the agency or entity exercising the power of eminent domain, and both Landlord and Tenant shall thereafter be released from all obligations under this lease, except those described in Section 9.04.

                     TERMINATION OPTION FOR PARTIAL CONDEMNATION

    Section 9.02. If at any time during the term of this lease, title and possession of only a portion of the Premises is taken under the power of eminent domain by any public or quasi-public agency or entity, Tenant may, at Tenant's option, terminate this lease if more than thirty-five percent (35%) of the floor space of the Building or more than twenty percent (20%) of the parking area of the Premises is taken under the power of eminent domain, or where any taking under the power of eminent domain reasonably affects the ability of Tenant to operate its business as a bank. If Tenant elects to exercise the option granted under this section, Tenant shall give Landlord at least thirty (30) days prior written notice within fourteen (14) days after Tenant receives notice of the taking that designates the precise area of the Premises to be taken. This lease shall terminate as of the date specified for termination in Tenant's notice, or on the date actual physical possession of the Premises is taken by the public or quasi-public agency or entity, whichever date is earlier.

                       PARTIAL CONDEMNATION WITHOUT TERMINATION

    Section 9.03. If Tenant fails to exercise the option described in Section
9.02 of this lease or if the portion of the Premises taken under the power of eminent domain is insufficient to give rise to the option described in Section
9.02 of this lease:

    (a) This lease shall terminate as to the portion of the Premises taken by eminent domain as of 12:01 A.M. of the day actual physical possession of that portion of the Premises is taken by the agency or entity exercising the power of eminent domain (the "date of taking,,);

    (b) The Rent specified in Section 2.01 of this lease shall, after the date of taking, be reduced by an amount that bears the same ratio to the rent specified in Section 2.01 of this lease AS the square footage ground area of the portion of the Premises taken under the power of eminent domain bears to the total square footage ground area of the Premises as of the date of this lease; and


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

    (c) Landlord, at Landlord's own cost and expense, shall remodel and reconstruct the Building remaining on the portion of the Premises not taken by eminent domain into a single efficient architectural unit as soon after the date of taking, or before, as can be reasonably done; provided, however, that Rent specified in this lease shall not be abated or reduced, except as provided in subparagraph (b) of this section, during remodeling and reconstruction.

                  ARTICLE 10.  DEFAULT, ASSIGNMENT, AND TERMINATION

                     RESTRICTION AGAINST SUBLETTING OR ASSIGNMENT

    Section 10.01. Tenant shall not encumber, assign, or otherwise transfer this lease, any right or interest in this lease, or any right or interest in the Premises or any of the Improvements that may now or hereafter be constructed or installed on the Premises without first obtaining the express written consent of Landlord, which consent shall not unreasonably be withheld. Tenant shall not sublet the Premises or any part of the Premises or allow any other person, other than Tenant's agents, servants, and employees, to occupy the Premises or any part of the Premises without the prior written consent of Landlord. A consent by Landlord to one assignment, one subletting, or one occupation of the Premises by another person shall not be deemed to be a consent to any subsequent assignment, subletting, or occupation of the Premises by another person. Any encumbrance, assignment, transfer, or subletting without the prior written consent of Landlord, whether voluntary or involuntary, by operation of law or otherwise, is void and shall, at the option of Landlord, terminate this lease. The consent of Landlord to any assignment of Tenant's interest in this lease or the subletting by Tenant of the Premises or parts of the Premises shall not be unreasonably withheld.

                                   DEFAULT DEFINED

    Section 10.02. The occurrence of any of the following shall constitute a material default and breach of this lease by Tenant:

    (a) Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant under this lease (when that failure continues for ten (10) days after written notice of the failure is given by Landlord to Tenant).

    (b) The abandonment or vacation of the Premises by Tenant (the absence of Tenant from or the failure by Tenant to conduct business on the Premises for a period in excess of fourteen (14) consecutive days shall constitute an abandonment or vacation for purposes of this lease, unless Tenant notifies Landlord in advance in writing of such absence or failure to conduct business).


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    (c)   A failure by Tenant to observe and perform any other provision of this lease to be observed or performed by Tenant, when that failure continues for thirty (30) days after written notice of Tenant's failure is given by Landlord to Tenant; provided, however, that if the nature of that default is such that it cannot reasonably be cured within 30-day period, Tenant shall not be deemed to be in default if Tenant commences that cure within the 30-day period and thereafter diligently prosecutes it to completion.

    (d) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, it is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this lease, when possession is not restored to Tenant within 30 days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this lease, when that seizure is not discharged within 30 days.

                     TERMINATION OF LEASE AND RECOVERY OF DAMAGES

    Section 10.03. In the event of any default by Tenant under this lease, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the right to terminate this lease and all rights of Tenant hereunder by giving written notice of the termination. No act of Landlord shall be construed as terminating this lease except written notice given by Landlord to Tenant advising Tenant that Landlord elects to terminate the lease. In the event Landlord elects to terminate this lease, Landlord may recover from Tenant:

    (a) The worth at the time of award of any unpaid rent that had been earned at the time of termination of the lease;

    (b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination of the lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided;

    (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

(d) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this lease.


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

    The term "rent" as used in this section shall mean the Rent and all other sums required to be paid by Tenant pursuant to the terms of this lease. As used in subsections (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of 10 percent per year. As used in subsection
(c), the "worth at the time of award" is computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1 percent.

                     LANDLORD'S RIGHT TO CONTINUE LEASE IN EFFECT

    Section 10.04.(a) If Tenant breaches this lease and abandons the Premises before the natural expiration of the term of this lease, Landlord may continue this lease in effect by not terminating Tenant's right to possession of the Premises, in which event Landlord shall be entitled to enforce all its rights and remedies under this lease, including the right to recover the rent specified in this lease as it becomes due under this lease. For as long as Landlord does not terminate this lease, Tenant shall have the right to assign or sublease the Premises with the Landlord's prior written consent. Landlord shall not unreasonably withhold consent.

    (b) No act of Landlord, including but not limited to Landlord's entry on the Premises, efforts to relet the Premises, or maintenance of the Premises, shall be construed as an election to terminate this lease unless a written notice of that intention is given to Tenant or unless the termination of this lease is decreed by a court of competent jurisdiction.

                              LANDLORD'S RIGHT TO RELET

    Section 10.05. In the event Tenant breaches this lease, Landlord may enter on and relet the Premises or any part of the Premises to a third party or third parties for any term, at any rental, and on any other terms and conditions that Landlord in its sole discretion may deem advisable, and shall have the right to make alterations and repairs to the Premises. Tenant shall be liable for all of Landlord's costs in reletting, including but not limited to remodeling costs required for the reletting. In the event Landlord relets the premises, Tenant shall pay all rent due under and at the times specified in this lease, less any amount or amounts actually received by Landlord from the reletting.

                       LANDLORD'S RIGHT TO CURE TENANT DEFAULTS

Section 10.06. If Tenant breaches or fails to perform any of the covenants or provisions of this lease, Landlord may, but shall not be required to, cure Tenant's breach. Any sum expended by Landlord, with interest at the rate of ten percent (10%) per annum, shall be reimbursed by Tenant to Landlord with the next due rent payment under this lease.

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


                                 CUMULATIVE REMEDIES

    Section 10.07. The remedies granted to Landlord in this Article shall not be exclusive but shall be cumulative and in addition to all remedies now or hereafter allowed by law or provided in this lease.

                                   WAIVER OF BREACH

    Section 10-08. The waiver by Landlord of any breach by Tenant of any of the provisions of this lease shall not constitute a continuing waiver or a waiver of any subsequent breach by Tenant either of the same or another provision of this lease.

                              ARTICLE 11.  MISCELLANEOUS

                           FORCE MAJEURE-UNAVOIDABLE DELAYS

    Section 11.01. If the performance of any act required by this lease to be performed by either Landlord or Tenant is prevented or delayed by reason of an act of God, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, or any other cause except financial inability that is not the fault of the party required to perform the act, the time for performance of the act will be extended for a period equivalent to the period of delay, and performance of the act during the period of delay will be excused. However, nothing contained in this section shall excuse the prompt payment of rent by Tenant as required by this lease or the performance of any act rendered difficult solely because of the financial condition of the party required to perform the act.

                                   ATTORNEYS' FEES

    Section 11-02. If any litigation is commenced between the parties to this lease concerning the Premises, this lease, or the rights and duties of either in relation to the Premises or to this lease, the party prevailing in that litigation shall be entitled to, in addition to any other relief that may be granted in the litigation, a reasonable sum as and for its attorneys' fees in that litigation that are determined by the court in that litigation or in a separate action brought for that purpose.

                                       NOTICES

Section 11.03. Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this lease or by law to be served on or given to either


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

party to this lease by the other -.arty to this lease shall be in writing and shall be deemed duly served and given when personally delivered to the party to whom they are directed, or in lieu of personal service, when deposited in the United States mail, first-class postage prepaid, addressed to Tenant in care of the President or the Chief Financial Officer of Tenant at P.O. Box 16279, Fresno, California 93755-6279, or to Landlord at 413 Mainberry, Madera, California 93637,. Either party, Tenant or Landlord, may change its address for the purpose of this section by giving written notice of that change to the other party in the manner provided in this section.

                           BINDING ON HEIRS AND SUCCESSORS

    Section 11.04. This lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant, but nothing in this section shall be construed as a consent by Landlord to any assignment of this lease or any interest therein by Tenant except as provided in Section 10.01 of this lease.

                                  PARTIAL INVALIDITY

    Section 11.05. If any provision of this lease is held by a court of competent jurisdiction to be either invalid, void, or unenforceable, the remaining provisions of this lease shall remain in full force and effect unimpaired by the holding.

SOLE AND ONLY AGREEMENT

    Section 11.06. This instrument constitutes the sole and only agreement between Landlord and Tenant respecting the Premises, the leasing of the Premises to Tenant, or the lease term created under this lease, and correctly sets forth the obligations of Landlord and Tenant to each other as of its date. Any agreements or representations respecting the Premises or their leasing by Landlord to Tenant not expressly set forth in this instrument are null and void.

                                   TIME OF ESSENCE

    Section 11.07. Time is expressly declared to be of the essence in this lease.

    Executed  on  May 13,  1996, at Madera, California.

    LANDLORD -                                        TENANT -
    STEPHEN L.  FRAZIER  AND                          REGENCY BANK
    SALLY L.  FRAZIER  TRUST

    By:  STEPHEN L.  FRAZIER                     By: STEVEN CANFIELD
    Trustee                                      Senior Vice President/CEO


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